SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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        Date of report (Date of earliest event reported): August 13, 2003


                              AEROFLEX INCORPORATED
               (Exact Name of Registrant as Specified in Charter)



         Delaware                    000-02324                  11-1974412

(State of Other Jurisdiction        (Commission                (IRS Employer
      of Incorporation)             File Number)            Identification No.)



        35 South Service Road, Plainview, New York                 11803
        (Address of Principal Executive Offices)                 (Zip Code)

                                 (516) 694-6700
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)



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Item 7.  Financial Statements and Exhibits.


                                    Exhibits


99.1 Press release dated August 13, 2003 issued by Aeroflex Incorporated ("Registrant").


Item. 9. Regulation FD Disclosure

         The following information is furnished pursuant to Item 9, "Regulation FD Disclosure" and Item 12, "Results of Operations and Financial Condition."

         On August 13, 2003, the Registrant issued a press release announcing the Registrant's financial results for the fourth fiscal quarter ended June 30, 2003. A copy of the Registrant's press release is attached hereto as Exhibit 99.1.

         The  information in this Form 8-K is being  furnished  under Item 9 and
Item 12 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.









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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 AEROFLEX INCORPORATED


                                                 By: /s/Michael Gorin
                                                    -------------------
                                                 Name:  Michael Gorin
                                                 Title:    President


Dated:   August 13, 2003








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